                                                                    EXHIBIT 99.3




                           Pinpoint Technologies, Inc.

                              Financial Statements


                          Year ended September 30, 1998




                                    CONTENTS

Report of Independent Auditors ...................................            36
Audited Financial Statements
Balance Sheet.....................................................            37
Statement of Income...............................................            38
Statement of Stockholders' Equity.................................            39
Statement of Cash Flows...........................................            40
Notes to Financial Statements.....................................            41

                         Report of Independent Auditors


The Board of Directors
Pinpoint Technologies, Inc.

We have audited the accompanying balance sheet of Pinpoint Technologies, Inc. (the "Company") as of September 30, 1998, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinpoint Technologies, Inc. at September 30, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






                                             Ernst & Young LLP




Denver, Colorado
November 12, 1999

                           Pinpoint Technologies, Inc.

                                  Balance Sheet

                               September 30, 1998

ASSETS
Current assets:
   Cash and cash equivalents                                        $   696,836
   Accounts receivable, less allowance for doubtful
     accounts of $25,991                                                483,201
   Prepaid and other current assets                                       3,671
                                                                    -----------
Total current assets                                                  1,183,708

Property and equipment:
   Furniture and fixtures                                                37,775
   Computer equipment                                                   123,660
   Software                                                              41,884
   Assets held under capital lease                                       44,810
                                                                    -----------
                                                                        248,129
   Accumulated depreciation                                             (64,736)
                                                                    -----------
                                                                        183,393
                                                                    -----------
Total assets                                                        $ 1,367,101
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                 $   125,575
   Accrued compensation                                                  89,056
   Other accrued liabilities                                             39,561
   Deferred revenue                                                     393,437
   Current portion of capital lease obligations                          10,954
                                                                    -----------
Total current liabilities                                               658,583

Capital lease obligations, net of current portion                         3,701

Commitments and contingencies

Stockholders' equity:
   Class A common stock, no par value,
     1,000 shares authorized,
     111 shares issued and outstanding                                      111
   Additional paid-in capital                                            49,021
   Retained earnings                                                    655,685
                                                                    -----------
Total stockholders' equity                                              704,817
                                                                    -----------
Total liabilities and stockholders' equity                          $ 1,367,101
                                                                    ===========

See accompanying notes.

                           Pinpoint Technologies, Inc.

                               Statement of Income

                          Year ended September 30, 1998

Revenue:
   Software license fees                                            $ 1,880,671
   Maintenance and support                                              269,824
   Upgrade rights                                                       154,224
   Other revenue                                                        135,529
                                                                    -----------
Total revenue                                                         2,440,248

Cost of revenue                                                         454,500
                                                                    -----------
Gross profit                                                          1,985,748

Sales and marketing                                                     106,798
Research and development                                                350,311
General and administrative                                              887,889
                                                                    -----------
                                                                      1,344,998
                                                                    -----------

Operating income                                                        640,750

Other income (expense):
   Interest income                                                       13,073
   Interest expense                                                     (22,793)
                                                                    -----------
Total other expense, net                                                 (9,720)
                                                                    -----------
Net income                                                          $   631,030
                                                                    ===========


See accompanying notes.

                           Pinpoint Technologies, Inc.

                        Statement of Stockholders' Equity



                                      Class A          Additional                             Total
                                      Common            Paid-In           Retained         Stockholders'
                                       Stock            Capital           Earnings            Equity
                                     ---------         ----------         --------         -------------
Balance, September 30, 1997          $     100         $      --         $ 282,837          $ 282,937

Issuance of common stock for
  services                                  11            49,021                --             49,032

Distributions                               --                --          (258,182)          (258,182)

Net income                                  --                --           631,030            631,030
                                     ---------         ---------         ---------          ---------

Balance, September 30, 1998          $     111         $  49,021         $ 655,685          $ 704,817
                                     =========         =========         =========          =========


See accompanying notes.

                           Pinpoint Technologies, Inc.

                             Statement of Cash Flows

                          Year ended September 30, 1998



OPERATING ACTIVITIES
Net income                                                            $ 631,030
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Bad debt expense                                                    73,521
     Depreciation and amortization                                       29,992
     Issuance of common stock for services                               49,032
     Changes in operating assets and liabilities:
       Accounts receivable                                              (61,115)
       Prepaid and other current assets                                  (3,671)
       Accounts payable                                                  91,946
       Accrued liabilities                                               32,765
       Deferred revenue                                                  78,599
                                                                      ---------
Net cash provided by operating activities                               922,099

INVESTING ACTIVITIES

Purchase of property and equipment                                     (110,913)
                                                                      ---------
Net cash used in investing activities                                  (110,913)

FINANCING ACTIVITIES
Principal payments on capital leases                                    (12,487)
Distributions to stockholders                                          (258,182)
                                                                      ---------
Net cash used in financing activities                                  (270,669)
                                                                      ---------

Net increase in cash and cash equivalents                               540,517
Cash and cash equivalents at beginning of year                          156,319
                                                                      ---------
Cash and cash equivalents at end of year                              $ 696,836
                                                                      =========

Supplemental disclosure of cash flow information:
   Interest paid for 1998 was approximately $23,000.


See accompanying notes.

                           Pinpoint Technologies, Inc.

                          Notes to Financial Statements

                               September 30, 1998


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND PURPOSE

Pinpoint Technologies, Inc. (the Company) was incorporated in December 1993, with operations beginning April 1995. Pinpoint creates, develops and manufactures advanced information technology software, exclusively focused on the emergency medical services (EMS) market. Its products are computer-aided dispatch and billing software targeted at public and private ambulance companies. The Company's operations are located in Boulder, Colorado.

CASH AND CASH EQUIVALENTS

The Company considers all short-term, highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

CONCENTRATIONS OF CREDIT RISK

Financial instruments which subject the Company to credit risk consist principally of the Company's accounts receivable. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is computed by using the straight-line method over the estimated useful lives of the assets, three to five years for computer equipment, five years for other equipment, and seven years for furniture and fixtures. The cost of normal maintenance and repairs is charged to operating expenses as incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                           Pinpoint Technologies, Inc.

                               September 30, 1998


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The Company licenses software under noncancelable license agreements and provides services including training, installation, consulting and maintenance, consisting of product support services and periodic updates. Revenue from the sale of software is recognized in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 97-2, Software Revenue Recognition. License fee revenues are generally recognized when a noncancelable license agreement has been signed, the software product has been shipped, there are no uncertainties surrounding product acceptance, the fees are fixed and determinable, and collection is considered probable. For customer license agreements, which meet these recognition criteria, the portion of the fees related to software licenses will generally be recognized in the current period, while the portion of the fees related to services is recognized as the services are performed. The Company allocates a portion of contractual license fees to post-contract support activities covered under the contract including first-year maintenance, installation assistance and limited training services. In addition, the Company also allocates a portion of the contractual license fees to future unspecified upgrade rights. Revenues from maintenance agreements and upgrade rights are recognized ratably over a three-month period and a one-year period, respectively.

ADVERTISING COSTS

The Company expenses advertising costs as incurred. Total advertising costs were approximately $49,000 in fiscal 1998.

INCOME TAXES

The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the Company's income or loss is included in the stockholders' individual income tax returns.

                           Pinpoint Technologies, Inc.

                               September 30, 1998


2. COMMITMENTS AND CONTINGENCIES

LEASES

The Company is obligated under a lease agreement for formerly occupied facilities under a lease which expires February 1, 2000. The lease provides for the Company to pay an annual base rent plus expenses, totaling approximately $43,000, which increases each year as determined by the Consumer Price Index. Effective March 11, 1999, the Company subleased this space to an unrelated company on a full-cost pass-through basis, whereby the sublease tenant pays the landlord directly. The Company remains obligated on the lease payments to the extent that the sublease tenant defaults on its payments.

In December 1998, the individual stockholders of the Company signed a purchase and sale agreement to acquire an office building. In March 1999, the building was acquired by Pinpoint Property Management LLC (PPM), which is owned by the stockholders of the Company. The Company pays PPM what is believed to be fair market value rent under a five-year lease. Monthly rental expense in the amount of approximately $30,000 is due through 2004.

As of September 30, 1998, future minimum rental commitments, by year and in the aggregate, for operating leases are as follows:

                                                           CAPITAL
                                                            LEASE            OPERATING
                                                         OBLIGATIONS           LEASES
                                                         -----------         ----------
     1999                                                $   12,785          $  299,894
     2000                                                     3,966             433,654
     2001                                                        --             360,000
     2002                                                        --             360,000
     2003                                                        --             360,000
     Thereafter                                                  --             150,000
                                                         ----------          ----------
     Total minimum lease payments                            16,751          $1,963,548
                                                                             ==========
     Amounts representing interest                           (2,096)
                                                         ----------
     Present value of net minimum lease payments         $   14,655
                                                         ==========

Rental expense was approximately $87,000 for the year ended September 30, 1998.

                           Pinpoint Technologies, Inc.

                               September 30, 1998

2. COMMITMENTS AND CONTINGENCIES (CONTINUED)

SETTLEMENT AND RELEASE AGREEMENT

On October 11, 1996, the Company entered into a development, licensing, and marketing agreement with a distributor. Pursuant to the agreement, the Company was granted the right to use and copy the distributor's own software for use in its products. Each license under the agreement was for a term of five years. On June 15, 1998, the Company terminated the development, licensing, and marketing agreement with this previous distributor.

ROYALTY AGREEMENT

In January 1995, the Company entered into an agreement with an unrelated third party whereby certain capital resources and software evaluation services were provided in order to develop and market the Company's software products. In consideration for these services, the Company is obligated for quarterly royalty payments based on total gross receipts, as defined in the agreement. Quarterly payments are due in arrears and are determined as two and one-half percent of the first $5,000,000 of annual gross receipts, two percent of annual gross receipts between $5,000,000 and $20,000,000, and one and one-half percent of the annual gross receipts in excess of $20,000,000. The Company had accrued approximately $23,000 as of September 30, 1998 related to this royalty agreement.

3. STOCKHOLDERS' EQUITY

STOCK ISSUED FOR SERVICES

On January 1, 1998, the Company issued an employee a 10% ownership interest in the Company for services previously rendered. As a result, 11 shares of Class A common stock were issued. The Company valued those shares at approximately $49,000.

STOCK PURCHASE RIGHTS

On September 25, 1995, the Company granted an employee stock purchase rights which entitled the employee to obtain 3% of the then existing shares at a nominal price. The stock purchase rights vest 25% at the end of one year of employment, another 25% vesting over the next three years, and the remaining 50% vesting over the next six years. The options have an accelerated vesting provision should there be a change in control. As of September 30, 1998, none of the stock purchase rights had been exercised.

4. 401(k) SALARY DEFERRAL PLAN

Beginning in 1998, the Company has maintained a retirement savings plan (the
Plan) pursuant to which eligible employees may defer compensation for income tax purposes under section 401(k) of the Internal Revenue Code of 1986. Participants in the Plan may contribute up to 15% of their eligible compensation, which is matched by the Company at 50% of the employee contribution up to 6% of eligible compensation. The Company may make discretionary matching contributions to the Plan in an amount determined by its Board of Directors. The Company recorded expense related to the Plan of approximately $11,000 for the year ended September 30, 1998.

5. SUBSEQUENT EVENTS

During October 1999, the Company completed a business merger with Zoll Medical Corporation, which is located in Burlington, Massachusetts. Zoll Medical merged with both Pinpoint Technologies, Inc. and Pinpoint Property Management LLC, an affiliate of the Company through virtue of common ownership.

6. YEAR 2000 ISSUE (UNAUDITED)

The Company has developed a plan to make its information technology ready for the year 2000 and believes the critical data processing systems are currently ready for the year 2000. Although the Company has not initiated formal communications with all of its significant suppliers and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 Issues, the Company does not expect this project to have a significant effect on operations.